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Independent Accountant’s Report on Applying Agreed-Upon Procedures

Edsouth Indenture No. 10, LLC

12700 Kingston Pike

Farragut, Tennessee 37934

And

Initial Purchasers

Morgan Stanley & Co. LLC	BMO Capital Markets Corp.
1585 Broadway	115 S. LaSalle Street
11th Floor	37th Floor
New York, NY 10036	Chicago, IL 60603

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the managements of Edsouth Indenture No. 10, LLC (the “Company”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and BMO Capital Markets GKST Inc. (“BMO”, together with the Company and Morgan Stanley, the “Addressees”), solely to assist the Addressees with respect to a portfolio of student loan contracts as of October 31, 2015 (the “Student Loans”) in conjunction with the proposed offering of Edsouth Indenture No. 10, LLC, Student Loan Asset-Backed Notes, 2015-2 Series (the “Transaction”). The Company’s management is responsible for the Student Loans and the Transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Addressees in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

For the procedures described below, our thresholds for reporting exceptions will be variances greater than the following, unless otherwise noted:

•	Dollar balances– greater than $1 variance
•	Percentage amounts – greater than 0.1% variance

Our procedures and findings are as follows:

1.	Loan Data File

a.	We received an electronic data file and related decodes (the “Loan Data File”) from Morgan Stanley, on behalf of the Company. Morgan Stanley indicated that the Loan Data File contains information on the Student Loans and that the aggregate outstanding balance of the Student Loans had a collateral cut-off date of October 31, 2015 (the “Collateral Cut-Off Date”). Except as described below, we performed no procedures to determine the accuracy or completeness of the information on the Loan Data File.

2.	Third Party Student Loan Servicers

a.	The Company indicated that the Student Loans are serviced by Great Lakes Educational Loan Services, Inc. (“Great Lakes”) and Pennsylvania Higher Education Assistance Agency (“PHEAA”, together with Great Lakes, the “Servicers”).

3.	Sampled Student Loans

a.	We randomly selected a sample of 100 student loans (the “Sampled Student Loans”) from the Loan Data File. For each loan of the Sampled Student Loans, we compared the:

i.	Social security number and
ii.	Loan type

fields, all as shown on the Loan Data File, to the corresponding information on an imaged copy of the signed promissory note provided (the “Signed Promissory Note”) by the Servicers on behalf of the Company. We found all such information to be in agreement.

b.	For each loan of the Sampled Student Loans, we compared the:

i.	Social security number,
ii.	Loan type,
iii.	Loan disbursement date,
iv.	Loan status,
v.	Remaining principal balance,
vi.	Loan’s interest rate,
vii.	State or country of residence,
viii.	Accrued interest,
ix.	Number of days delinquent, and
x.	Guarantee agency

fields, all as shown on the Loan Data File, to the corresponding information on print screens and data extractions from respective Servicer’s system that were provided by the Company (the “Servicer’s System Support”). We found all such information to be in agreement.

c.	For each loan of the Sampled Student Loans, using the borrower’s social security number as the identifier, we compared the borrower’s first and last names per the Signed Promissory Note to the corresponding information per the Servicer’s System Support. Except for the information on Exhibit I, all such compared information was in agreement or reconcilable to name change documentation included in the Servicer’s System Support.

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Loan Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Student Loans or (iii) reasonableness of any of the aforementioned assumptions information or methodologies.

It should be understood that we make no representations as to questions of legal interpretations or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraph. Such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Loan Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originators of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Addressees and is not intended to and should not be used by anyone other than the Addressees.

November 30, 2015

Exhibit I

The following table summarizes variances noted between the borrower’s last name per the Signed Promissory Note and the borrower’s last name per the Servicer’s System Support for which supporting documentation for the name change was not readily available by the servicer:

	Sampled Student	Borrower’s Last Name Per	Borrower’s Last Name Per
	Loan #	Signed Promissory Note	Servicer’s System Support
1	#27	[Redacted]	[Redacted]
2	#86	[Redacted]	[Redacted]

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